Fidelity®

Tax Managed Stock

Fund

Semiannual Report

April 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Solid performance by the equity markets in January and April could not overcome the disappointing results of February and March, leaving most major stock market indexes flat or down through the first-third of 2001. While fixed-income investments gave back some of their leadership position in April due to the renewed enthusiasm for equities during the month, most bond categories still maintained their performance edge on a year-to-date basis.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Semiannual Report

Performance - continued

Cumulative Total Returns (including After-Tax Returns)

Periods ended April 30, 2001	Past 6 months	Past 1 year	Life of fund
Tax Managed Stock Return Before Taxes	-12.87%	-13.60%	14.58%
Return Before Taxes **	-13.74%	-14.46%	14.58%
Return After Taxes on Distributions **	-13.74%	-14.46%	14.51%
Return After Taxes on Distributions and Sale of Fund Shares **	-8.30%	-8.73%	11.63%
S&P 500 ® (reflects no deduction for fees, expenses, or taxes)	-12.07%	-12.97%	15.86%
Growth Funds Average	-16.45%	-16.53%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 2, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050.

After-tax returns are calculated in accordance with SEC methodology. Fund distributions and gains or losses realized upon sale of fund shares are assumed to be taxed at the maximum applicable federal tax rate(s) effective in the year of distribution or sale. A Returns after taxes on distributions and sale of fund shares assume shares are redeemed at the end of the period. After-tax returns do not reflect the impact of state and local taxes or phase-outs of certain tax credits, exemptions and deductions. Tax loss realization may have the effect of generating after-tax returns which exceed pre-tax returns.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,783 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and excludes the effect of trading fees and taxes. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

* Not available

** Including 1.00% trading fee, if applicable

A As of the print date of this report, the Economic Growth and Tax Relief Reconciliation Act of 2001 ("the Act") had not been signed into law. The Act would reduce the top marginal federal ordinary income tax rate from 39.6% to 38.6% effective July 1, 2001. The after-tax returns reported above do not reflect the proposed rate change.

Semiannual Report

Performance - continued

Average Annual Total Returns (including After-Tax Returns)

Periods ended April 30, 2001	Past 1 year	Life of fund
Tax Managed Stock Return Before Taxes	-13.60%	5.61%
Return Before Taxes **	-14.46%	5.61%
Return After Taxes on Distributions **	-14.46%	5.58%
Return After Taxes on Distributions and Sale of Fund Shares **	-8.73%	4.51%
S&P 500 ® (reflects no deduction for fees, expenses, or taxes)	-12.97%	6.08%
Growth Funds Average	-16.53%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

** Including 1.00% trading fee, if applicable

Semiannual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Tax Managed Stock Fund on November 2, 1998, when the fund started. As the chart shows, by April 30, 2001, without accounting for the effect of taxes, the value of the investment would have grown to $11,458 - a 14.58% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index*** did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,586 - a 15.86% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of April 30, 2001, the six month and one year total returns for the large-cap core funds were -12.75%, and -13.49%, respectively; and the one year average annual total return was -13.49%. The six month and one year cumulative total returns for the large-cap supergroup average were -16.23%, and -17.06%, respectively; the one year average annual total return was -17.06%.

*** An index has no associated fees or expenses. The performance of an index does not reflect the impact of taxes.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The U.S. stock market continued its volatile ways during the six-month period ending April 30, 2001. Of the 123 trading sessions that comprised the period, the Dow Jones Industrial AverageSM - a popular measure of blue-chip stock performance - closed up or down by more than 100 points following 51 of those sessions. Further, of those 51 days, the Dow saw a movement of 200 or more points on 22 occasions. Amazingly, after all the daily fluctuations, the Dow finished the six-month period down just 1.37%. The technology-intensive NASDAQ Composite® Index, however, was a different story, tumbling 37.12% during the six-month stretch. The much-maligned technology sector - which suffered from overcapacity and under-demand in areas such as semiconductors, networking and optical equipment - experienced snapbacks in January and April, but the rebounds were temporary. Instead, investors generally favored value and stable-growth stocks over riskier alternatives. The Russell 3000® Value Index ended the period in positive territory, finishing with a return of 0.78%. The Federal Reserve Board tried its best to stimulate economic growth during the period - cutting short-term interest rates by two full percentage points - but the impact was minimal. Negative labor market trends in March and April - combined with soaring gasoline and electricity prices - made consumer confidence tenuous at best, though there were some positive signs as the period came to a close.

(Portfolio Manager photograph)
An interview with Tim Heffernan, Portfolio Manager of Fidelity Tax Managed Stock Fund

Q. How did the fund perform, Tim?

A. For the six-month period that ended April 30, 2001, the fund fell 12.87%, without accounting for the effect of fees and taxes. In comparison, the fund's benchmark, the Standard & Poor's 500 Index, returned -12.07%. For the 12-month period that ended April 30, 2001, the fund declined 13.60%, compared to the S&P 500 index's return of -12.97% for the same period. The fund also compares its performance to the Lipper Inc. growth funds average, which returned -16.45% during the past six months and -16.53% during the past year.

Q. What factors drove the fund's performance during the six-month period?

A. The most significant factor was the overall weakness in the information technology sector, an area in which the fund had an emphasis. While our technology holdings were responsible for the bulk of the fund's negative absolute return, underweighting the sector compared to the S&P 500 was beneficial. My stock selection within technology was a mixed bag, but holding well-established companies, such as Microsoft and Lexmark International, helped. Additionally, not holding a number of hardware and equipment stocks that fell sharply, such as JDS Uniphase and Nortel Networks, was advantageous. Looking at other sectors, good stock selection and overweighting industrial stocks also enhanced relative performance. Here, positions in Caterpillar and Ingersoll-Rand proved invaluable, as these stocks benefited from the market's shift toward more defensive companies. However, those gains were partially offset by holdings in the consumer-oriented sectors, namely large positions in Procter & Gamble and Gillette, both of which underperformed due to slowing product sales. As to why we outperformed most of our peers, I think the fund's diversification across sectors that often get overlooked by growth investors but are a standard component of this fund - such as materials, industrials and energy - made the difference.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. How did market volatility affect your ability to minimize the impact of federal taxes on investment returns?

A. Essentially, the rotation of the market away from technology and toward other sectors was helpful. It allowed me to sell some stocks in which the fund had sustained gains during the past few years - particularly technology stocks - and offset those gains with losses we had harvested on positions that had declined in value. Since its inception, this fund has yet to pass on any capital gains to shareholders. During market cycles such as the current period - where the overall market underperforms - minimizing capital gain distributions can make a significant difference in after-tax returns.

Q. Can you provide a specific example of your tax-management strategy?

A. Sure. I purchased a block of shares of fiber-optics maker Corning on February 8, 1999, for $16.16 and sold it on February 2, 2001, for $54.36, resulting in a capital gain of roughly $191,000. Because the fund held this block of stock for more than 12 months, the estimated aggregate long-term tax associated with the sale (assuming distribution to shareholders and taxation at the maximum capital gains tax rate of 20%) was approximately $38,000. While I continued to like Corning's long-term story, there were industry concerns - such as lower telecom carrier spending and overcapacity - that I felt could hurt the stock short term. As a result, I reduced our position, realizing a $191,000 long-term gain, knowing I already had harvested a significant amount of prior losses related to other fund positions that could "offset" our gains in Corning. The harvested losses allowed me to maintain my focus on tax-efficiency while still selling Corning at $54.36 - a fortunate investment decision, as the stock fell to roughly $22 at period end.

Q. What were the top-performing stocks? Which stocks disappointed?

A. Kinder Morgan, a natural gas and oil product pipeline stock, rose 52% due to strong earnings and was the fund's top performer. Alliant Techsystems, a maker of jet propulsion systems, also beat its quarterly earnings target and moved higher. The top detractors were Cisco Systems, Sun Microsystems and EMC, all of which suffered from a slowdown in corporate information technology spending and reduced growth prospects due to the sluggish domestic economy. However, I still liked their long-term prospects and continued to own them.

Q. What's your outlook, Tim?

A. Going forward, I believe corporate earnings will be the primary driver of stock performance. Despite aggressive interest-rate cuts by the Federal Reserve Board, I think it will be some time before these cuts influence stocks in certain sectors and the overall economy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: seeks long-term growth of capital by investing mainly in equity securities and attempting to reduce the impact of federal taxes on shareholder investment returns

Fund number: 343

Trading symbol: FTXMX

Start date: November 2, 1998

Size: as of April 30, 2001, more than $98 million

Manager: Tim Heffernan, since inception; manager, Fidelity Congress Street and Exchange Funds, since 1997; various institutional funds for Fidelity Management Trust Company, 1992-1996; joined Fidelity in 1984

3

Tim Heffernan on how federal taxes erode fund returns:

"Now that the market has broadened and the focus of investors is more closely tied to fundamentals and corporate earnings, the market should return to more realistic annual gains. The S&P 500 index - a benchmark for large-cap stocks - has a historical average annual return in the range of 11%. In this type of broader market, Tax Managed Stock Fund's strategy of effectively managing the negative impact that federal taxes can have on shareholders' returns could make a significant contribution to one's portfolio.

"Realized capital gains are passed on to mutual fund shareholders from the sale of stocks in a fund. Mutual fund managers who frequently trade stocks in a fund typically pass along more capital gains to shareholders, which can represent a significant tax liability. These capital gains, which can be both long-term and short-term, effectively reduce a shareholder's accumulated wealth. In many cases, taxes can reduce the pre-tax return of equity growth funds by 2%-5% annually. Over several years, these taxes can reduce the amount of one's investment by several hundred, and even thousands of dollars. During the past six months, the fund outperformed the average return of its peers on a pre-tax basis by nearly four percentage points. When you factor in the capital gains taxes on distributions that erode returns and are passed along to shareholders in other funds, the performance gap could become wider."

Semiannual Report

Investment Changes

Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.5	4.5
Microsoft Corp.	3.4	3.6
Pfizer, Inc.	2.8	2.4
Citigroup, Inc.	2.7	2.2
Viacom, Inc. Class B (non-vtg.)	2.2	1.0
Bristol-Myers Squibb Co.	2.2	1.4
BellSouth Corp.	2.2	0.7
American International Group, Inc.	2.1	2.5
Intel Corp.	2.0	2.2
Exxon Mobil Corp.	2.0	2.9
	26.1
Top Five Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	16.5	27.3
Industrials	16.3	11.9
Financials	14.4	16.7
Health Care	12.8	13.3
Consumer Discretionary	11.8	6.9
Asset Allocation (% of fund's net assets)
As of April 30, 2001 *		As of October 31, 2000 **
	Stocks and Equity Futures 99.4%		Stocks and Equity Futures 98.6%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	2.6%	** Foreign investments	4.5%

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.8%
Hotels Restaurants & Leisure - 0.6%
Outback Steakhouse, Inc. (a)	5,300	$ 153,647
Tricon Global Restaurants, Inc. (a)	4,500	201,690
Wendy's International, Inc.	11,300	286,229
		641,566
Household Durables - 0.2%
Centex Corp.	5,700	245,955
Media - 7.1%
AOL Time Warner, Inc. (a)	36,900	1,863,450
Clear Channel Communications, Inc. (a)	27,300	1,523,340
Fox Entertainment Group, Inc. Class A (a)	15,400	353,430
McGraw-Hill Companies, Inc.	4,400	285,032
Univision Communications, Inc. Class A (a)	5,800	253,518
Viacom, Inc. Class B (non-vtg.) (a)	42,639	2,219,786
Walt Disney Co.	16,000	484,000
		6,982,556
Multiline Retail - 2.4%
BJ's Wholesale Club, Inc. (a)	24,100	1,091,730
Federated Department Stores, Inc. (a)	6,800	292,264
Wal-Mart Stores, Inc.	18,900	977,886
		2,361,880
Specialty Retail - 1.5%
Abercrombie & Fitch Co. Class A (a)	3,300	109,890
AutoNation, Inc.	21,100	228,935
Gap, Inc.	3,600	99,756
Home Depot, Inc.	18,000	847,800
Lowe's Companies, Inc.	2,300	144,900
		1,431,281
TOTAL CONSUMER DISCRETIONARY		11,663,238
CONSUMER STAPLES - 8.1%
Beverages - 2.2%
Anheuser-Busch Companies, Inc.	7,400	295,926
PepsiCo, Inc.	10,600	464,386
The Coca-Cola Co.	30,900	1,427,271
		2,187,583
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Drug Retailing - 0.9%
CVS Corp.	12,000	$ 707,400
Safeway, Inc. (a)	2,900	157,470
		864,870
Food Products - 0.2%
Quaker Oats Co.	2,400	232,800
Household Products - 2.0%
Kimberly-Clark Corp.	6,700	397,980
Procter & Gamble Co.	25,800	1,549,290
		1,947,270
Personal Products - 1.5%
Avon Products, Inc.	4,300	181,976
Estee Lauder Companies, Inc. Class A	13,100	520,725
Gillette Co.	28,100	796,916
		1,499,617
Tobacco - 1.3%
Philip Morris Companies, Inc.	25,500	1,277,805
TOTAL CONSUMER STAPLES		8,009,945
ENERGY - 7.1%
Energy Equipment & Services - 1.9%
ENSCO International, Inc.	3,900	151,710
Grant Prideco, Inc. (a)	5,800	116,000
Marine Drilling Companies, Inc. (a)	8,500	254,745
Nabors Industries, Inc. (a)	18,300	1,091,046
Schlumberger Ltd. (NY Shares)	2,400	159,120
Weatherford International, Inc.	2,100	122,283
		1,894,904
Oil & Gas - 5.2%
Chevron Corp.	8,600	830,416
Conoco, Inc.:
Class A	5,600	169,624
Class B	22,500	684,450
Exxon Mobil Corp.	22,004	1,949,554
Royal Dutch Petroleum Co. (NY Shares)	19,400	1,154,882
Suncor Energy, Inc.	9,600	268,940
		5,057,866
TOTAL ENERGY		6,952,770
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 14.4%
Banks - 4.0%
Bank of America Corp.	16,900	$ 946,400
Bank of New York Co., Inc.	11,400	572,280
Bank One Corp.	7,500	283,275
FleetBoston Financial Corp.	17,646	677,077
Mellon Financial Corp.	2,600	106,418
PNC Financial Services Group, Inc.	2,100	136,647
Wells Fargo & Co.	26,100	1,225,917
		3,948,014
Diversified Financials - 7.7%
American Express Co.	8,800	373,472
Charles Schwab Corp.	9,100	180,180
Citigroup, Inc.	55,368	2,721,337
Fannie Mae	18,900	1,516,914
Freddie Mac	17,600	1,158,080
J.P. Morgan Chase & Co.	17,850	856,443
Merrill Lynch & Co., Inc.	6,400	394,880
Morgan Stanley Dean Witter & Co.	5,800	364,182
		7,565,488
Insurance - 2.7%
AFLAC, Inc.	8,800	279,840
Allstate Corp.	2,400	100,200
American International Group, Inc.	25,087	2,052,117
Hartford Financial Services Group, Inc.	1,500	93,150
MBIA, Inc.	3,300	157,905
		2,683,212
TOTAL FINANCIALS		14,196,714
HEALTH CARE - 12.8%
Biotechnology - 1.2%
Amgen, Inc. (a)	13,900	849,846
Biogen, Inc. (a)	4,000	258,640
Vertex Pharmaceuticals, Inc. (a)	1,200	46,272
		1,154,758
Health Care Equipment & Supplies - 0.5%
Guidant Corp. (a)	5,400	221,400
Medtronic, Inc.	6,420	286,332
		507,732
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - 1.9%
Cardinal Health, Inc.	19,500	$ 1,314,300
CIGNA Corp.	1,900	202,730
UnitedHealth Group, Inc.	2,400	157,152
Wellpoint Health Networks, Inc. (a)	2,500	245,625
		1,919,807
Pharmaceuticals - 9.2%
Abbott Laboratories	3,100	143,778
American Home Products Corp.	8,500	490,875
Bristol-Myers Squibb Co.	39,600	2,217,600
Eli Lilly & Co.	9,800	833,000
Johnson & Johnson	9,800	945,504
Merck & Co., Inc.	21,300	1,618,161
Pfizer, Inc.	63,775	2,761,458
		9,010,376
TOTAL HEALTH CARE		12,592,673
INDUSTRIALS - 16.3%
Aerospace & Defense - 2.9%
Alliant Techsystems, Inc. (a)	11,400	1,073,880
Boeing Co.	1,900	117,420
General Dynamics Corp.	8,600	662,888
Honeywell International, Inc.	6,200	303,056
Newport News Shipbuilding, Inc.	5,900	381,435
United Technologies Corp.	4,300	335,744
		2,874,423
Airlines - 0.3%
Ryanair Holdings PLC sponsored ADR (a)	5,400	278,640
Commercial Services & Supplies - 2.1%
Avery Dennison Corp.	4,300	241,101
Ecolab, Inc.	3,700	139,971
First Data Corp.	8,000	539,520
IMS Health, Inc.	8,200	225,090
Republic Services, Inc. (a)	41,400	745,200
Tetra Tech, Inc. (a)	2,400	58,608
The BISYS Group, Inc. (a)	2,000	96,400
		2,045,890
Electrical Equipment - 1.9%
Emerson Electric Co.	7,400	493,210
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - continued
SPX Corp. (a)	2,200	$ 247,742
Thermo Electron Corp. (a)	45,500	1,199,380
		1,940,332
Industrial Conglomerates - 6.4%
General Electric Co.	91,600	4,445,347
Minnesota Mining & Manufacturing Co.	4,600	547,446
Tyco International Ltd.	24,000	1,280,880
		6,273,673
Machinery - 2.1%
Caterpillar, Inc.	6,600	331,320
Danaher Corp.	12,400	694,524
Illinois Tool Works, Inc.	4,800	304,224
Ingersoll-Rand Co.	6,200	291,400
Parker-Hannifin Corp.	9,200	428,904
		2,050,372
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	12,000	352,800
CNF, Inc.	7,500	229,950
		582,750
TOTAL INDUSTRIALS		16,046,080
INFORMATION TECHNOLOGY - 16.5%
Communications Equipment - 2.0%
Brocade Communications Systems, Inc. (a)	3,000	113,970
CIENA Corp. (a)	10,200	561,612
Cisco Systems, Inc. (a)	28,400	482,232
Crown Castle International Corp. (a)	3,500	85,715
Finisar Corp. (a)	8,000	119,600
QUALCOMM, Inc. (a)	7,600	435,936
SBA Communications Corp. Class A (a)	3,600	122,724
Spectrasite Holdings, Inc. (a)	8,900	89,178
		2,010,967
Computers & Peripherals - 3.5%
Dell Computer Corp. (a)	25,100	658,624
EMC Corp.	9,600	380,160
Hewlett-Packard Co.	17,000	483,310
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
International Business Machines Corp.	10,200	$ 1,174,428
Lexmark International, Inc. Class A (a)	12,400	761,732
		3,458,254
Electronic Equipment & Instruments - 0.1%
SCI Systems, Inc. (a)	5,000	127,750
Internet Software & Services - 0.1%
Vignette Corp. (a)	15,000	100,500
IT Consulting & Services - 0.4%
Computer Sciences Corp. (a)	9,900	352,737
Semiconductor Equipment & Products - 4.2%
Altera Corp. (a)	7,100	179,559
Cabot Microelectronics Corp.	2,900	185,658
Flextronics International Ltd. (a)	12,000	322,680
Integrated Device Technology, Inc. (a)	4,300	168,431
Intel Corp.	64,400	1,990,604
KLA-Tencor Corp. (a)	5,400	296,784
LAM Research Corp. (a)	5,300	156,880
Micron Technology, Inc. (a)	11,500	521,870
Teradyne, Inc. (a)	7,000	276,500
		4,098,966
Software - 6.2%
Adobe Systems, Inc.	10,000	449,200
Computer Associates International, Inc.	24,100	775,779
Informix Corp. (a)	1,300	6,500
J.D. Edwards & Co. (a)	9,200	72,680
Macromedia, Inc. (a)	6,700	151,822
Microsoft Corp. (a)	48,800	3,306,200
Openwave Systems, Inc. (a)	4,500	155,745
Oracle Corp. (a)	11,200	180,992
PeopleSoft, Inc. (a)	18,100	670,424
Quest Software, Inc. (a)	5,100	187,578
Sybase, Inc. (a)	9,000	141,750
		6,098,670
TOTAL INFORMATION TECHNOLOGY		16,247,844
MATERIALS - 2.6%
Chemicals - 1.5%
Georgia Gulf Corp.	17,000	312,290
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Praxair, Inc.	18,400	$ 870,872
Solutia, Inc.	23,200	294,640
		1,477,802
Metals & Mining - 1.0%
Alcan, Inc.	6,300	280,214
Alcoa, Inc.	15,600	645,840
		926,054
Paper & Forest Products - 0.1%
International Paper Co.	3,000	117,540
TOTAL MATERIALS		2,521,396
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 6.6%
AT&T Corp.	43,200	962,496
BellSouth Corp.	51,500	2,160,940
SBC Communications, Inc.	44,606	1,839,998
Verizon Communications	27,300	1,503,411
		6,466,845
Wireless Telecommunication Services - 0.4%
Aether Systems, Inc. (a)	4,300	64,801
Sprint Corp. - PCS Group Series 1 (a)	4,800	123,024
Triton PCS Holdings, Inc. Class A (a)	2,000	78,000
Vodafone Group PLC	401	1,217
VoiceStream Wireless Corp.	1,813	190,365
		457,407
TOTAL TELECOMMUNICATION SERVICES		6,924,252
UTILITIES - 1.2%
Electric Utilities - 0.7%
AES Corp. (a)	14,100	672,147
Gas Utilities - 0.3%
Kinder Morgan, Inc.	4,900	287,630
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities - 0.2%
Enron Corp.	3,400	$ 213,248
TOTAL UTILITIES		1,173,025
TOTAL COMMON STOCKS (Cost $86,681,983)		96,327,937
U.S. Treasury Obligations - 0.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 4.64% to 4.78% 5/17/01 (c) (Cost $299,342)	-	$ 300,000	299,513
Cash Equivalents - 2.0%
	Shares
Fidelity Cash Central Fund, 4.70% (b) (Cost $1,949,561)	1,949,561	1,949,561
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $88,930,886)		98,577,011
NET OTHER ASSETS - (0.1)%		(97,004)
NET ASSETS - 100%		$ 98,480,007
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
5 S&P 500 Stock Index Contracts	June 2001	$ 1,567,875	$ 19,095

The face value of futures purchased as a percentage of net assets - 1.6%.
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $149,970.
Income Tax Information

At April 30, 2001, the aggregate cost
of investment securities for income tax purposes was $88,936,161. Net unrealized appreciation aggregated $9,640,850, of which $13,207,739 related to appreciated investment securities and $3,566,889 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $7,178,000 of which $2,211,000 and $4,967,000 will expire on October 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $88,930,886) - See accompanying schedule		$ 98,577,011
Receivable for investments sold		50,811
Receivable for fund shares sold		476,461
Dividends receivable		79,192
Interest receivable		3,626
Redemption fees receivable		531
Total assets		99,187,632
Liabilities
Payable for investments purchased	$ 438,347
Payable for fund shares redeemed	181,373
Accrued management fee	45,282
Payable for daily variation on futures contracts	5,250
Other payables and accrued expenses	37,373
Total liabilities		707,625
Net Assets		$ 98,480,007
Net Assets consist of:
Paid in capital		$ 101,352,109
Undistributed net investment income		114,923
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,652,245)
Net unrealized appreciation (depreciation) on investments		9,665,220
Net Assets, for 8,610,327 shares outstanding		$ 98,480,007
Net Asset Value, offering price and redemption price per share ($98,480,007 ÷ 8,610,327 shares) A		$11.44

A Redemption price per share is equal to net asset value less any applicable redemption fee.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 454,234
Interest		83,699
Total income		537,933
Expenses
Management fee	$ 289,072
Transfer agent fees	67,050
Accounting fees and expenses	30,095
Non-interested trustees' compensation	181
Custodian fees and expenses	4,874
Registration fees	26,365
Audit	13,192
Legal	2,865
Miscellaneous	257
Total expenses before reductions	433,951
Expense reductions	(10,941)	423,010
Net investment income		114,923
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,632,503)
Foreign currency transactions	3,936
Futures contracts	(770,638)	(5,399,205)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(8,832,159)
Futures contracts	(48,831)	(8,880,990)
Net gain (loss)		(14,280,195)
Net increase (decrease) in net assets resulting from operations		$ (14,165,272)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 114,923	$ 1,733
Net realized gain (loss)	(5,399,205)	(5,009,712)
Change in net unrealized appreciation (depreciation)	(8,880,990)	10,534,740
Net increase (decrease) in net assets resulting from operations	(14,165,272)	5,526,761
Distributions to shareholders From net investment income	-	(64,616)
In excess of net investment income	-	(49,770)
Total distributions	-	(114,386)
Share transactions Net proceeds from sales of shares	35,162,775	41,906,863
Reinvestment of distributions	-	104,431
Cost of shares redeemed	(22,935,089)	(15,946,339)
Net increase (decrease) in net assets resulting from share transactions	12,227,686	26,064,955
Redemption fees	164,182	155,479
Total increase (decrease) in net assets	(1,773,404)	31,632,809
Net Assets
Beginning of period	100,253,411	68,620,602
End of period (including undistributed net investment income of $114,923 and $0, respectively)	$ 98,480,007	$ 100,253,411
Other Information Shares
Sold	2,974,777	3,226,942
Issued in reinvestment of distributions	-	8,133
Redeemed	(2,002,117)	(1,221,180)
Net increase (decrease)	972,660	2,013,895

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
	(Unaudited)	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.13	$ 12.20	$ 10.00
Income from Investment Operations
Net investment income D	.01	.00	.02
Net realized and unrealized gain (loss)	(1.72)	.93	2.17
Total from investment operations	(1.71)	.93	2.19
Less Distributions
From net investment income	-	(.01)	-
In excess of net investment income	-	(.01)	-
Total distributions	-	(.02)	-
Redemption fees added to paid in capital	.02	.02	.01
Net asset value, end of period	$ 11.44	$ 13.13	$ 12.20
Total Return B, C	(12.87)%	7.79%	22.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 98,480	$ 100,253	$ 68,621
Ratio of expenses to average net assets	.89% A	.97%	1.11% A
Ratio of expenses to average net assets after expense reductions	.87% A, F	.96% F	1.10% A, F
Ratio of net investment income to average net assets	.24% A	.00%	.14% A
Portfolio turnover rate	102% A	58%	32% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns are pre-tax and would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 2, 1998 (commencement of operations) to October 31, 1999.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Tax Managed Stock Fund (the fund) is a fund of Fidelity Beacon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Trading (Redemption) Fees. Shares held in the fund less than 2 years are subject to a trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $60,931,941 and $48,534,420, respectively.

The market value of futures contracts opened and closed during the period amounted to $31,368,155 and $30,421,011, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .14% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,527 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period the fund had no borrowings on this line of credit.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $10,941 under this arrangement.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research

(U.K.) Inc.

Fidelity Management & Research

(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Tim Heffernan, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

Abigail P. Johnson

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

State Street Bank and Trust Company

Quincy, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Selector

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

TMG-SANN-0601 134613
1.719931.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com